UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23097

Cohen & Steers Low Duration Preferred and Income Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 832-3232

Date of fiscal year end: April 30

Date of reporting period: October 31, 2020

Item 1. Reports to Stockholders.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended October 31, 2020. The total returns for the Cohen & Steers Low Duration Preferred and Income Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended October 31, 2020
Cohen & Steers Low Duration Preferred and Income Fund:
Class A	5.90%
Class C	5.53%
Class F	— [a]
Class I	6.10%
Class R	5.87%
Class Z	6.00%
ICE BofA 1-3 Year US Corporate Index[b]	2.91%
Blended Benchmark—65% ICE BofA 8% Constrained Developed Markets Low Duration Capital Securities Custom Index and 35% ICE BofA 1-5 Year US Corporate Index[b]	6.61%
S&P 500 Index[b]	13.29%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 2.00% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

[a]	Inception date of Class F shares was June 3, 2020. Total return for Class F shares was 4.18% for the period June 3, 2020 through October 31, 2020.
[b]

The ICE BofA 1-3 Year US Corporate Index tracks the performance of U.S. dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market, with a remaining term to final maturity of less than three years. The ICE BofA 8% Constrained Developed Markets Low Duration Capital Securities Custom Index tracks the performance of select U.S. dollar-denominated fixed and floating-rate preferred, corporate and contingent capital securities, with issuer exposure capped at 8%, and with a remaining term to final maturity of one year or more, but less than five years. The ICE BofA 1-5 Year US Corporate Index tracks the performance of U.S. dollar denominated investment-grade corporate debt publicly issued in the U.S. domestic market with a remaining term to final maturity of less than five years. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

The Fund seeks to declare and pay dividends monthly at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Market Review

Low-duration preferred securities and corporate bonds had positive returns for the six-month period ended October 31, 2020, as financial markets broadly continued to recover following COVID-related disruptions in early 2020. In response to the pandemic, governments and central banks around the world provided unprecedented relief efforts to support affected businesses and households, with the U.S. providing paycheck protection and increased unemployment benefits, and injecting liquidity into financial markets to keep credit flowing and avoid large-scale bankruptcies. In this environment, most asset classes, including preferreds, rebounded from their pre-period 2020 lows (mid-March) to register gains for the six months.

Fund Performance

The Fund had a positive total return in the period and outperformed the ICE BofA 1-3 Year U.S. Corporate Index. This benchmark focuses on investment-grade corporate bonds with maturities of one to three years. The Fund’s primary objective is to provide high current income; its secondary objective is to provide capital preservation, which we believe is consistent with this benchmark over time. However, to meet its objectives, the Fund invests in low duration preferred securities as well as shorter-term corporate bonds.

The banking industry, which represents the largest issuer of preferreds, moved past early 2020 concerns about another banking crisis. We believe banks are in much better financial shape than they were in 2008. Banks have exercised much stricter lending standards, and we do not see signs of broad-based lending on “bubble” assets, as occurred in the global financial crisis. Also, thanks to post-crisis regulatory changes, capital is far higher—approximately three times greater than a decade ago. Since 2008, banks have been required to maintain more capital protection for riskier assets (on top of dramatically increased absolute capital levels), which has changed business models, generally reducing capital market risks and making earnings more stable. The Fund’s bank preferred holdings had a solid gain and contributed to its performance.

Fundamentals remained largely intact for companies in the utilities and telecommunication services sectors, which we invest in debt as well as preferred formats in the Fund. We believe interest coverage ratios and other metrics remain largely acceptable despite the uncertain economic backdrop. Telecom and data demand has been unusually high due to work-from-home initiatives. The Fund’s utilities and telecom holdings also outpaced the ICE BofA 1-3 Year U.S. Corporate Index. The Fund’s allocation to pipeline securities also had a positive return that exceeded the index’s return.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Impact of Derivatives on Fund Performance

The Fund used derivatives in the form of forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. The currency exchange contracts did not have a material effect on the Fund’s total return during the six months ended October 31, 2020.

Sincerely,

WILLIAM F. SCAPELL Portfolio Manager	ELAINE ZAHARIS-NIKAS Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended October 31, 2020

	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	0.42%[a]	0.75%[b]	—	—	—	—
1 Year (without sales charge)	2.47%	1.75%	—	2.83%	2.33%	2.83%
Since Inception[c] (with sales charge)	3.62%[a]	3.33%	—	—	—	—
Since Inception[c] (without sales charge)	4.05%	3.33%	4.18%	4.38%	3.84%	4.36%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the September 1, 2020 prospectus, were as follows: Class A—1.11% and 0.95%; Class C—1.76% and 1.60%; Class F—0.76% and 0.60%; Class I—0.82% and 0.60%; Class R—1.26% and 1.10%; and Class Z—0.76% and 0.60%. The investment advisor has contractually agreed to waive its fee and/or reimburse expenses through June 30, 2022, so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 0.95% for Class A shares, 1.60% for Class C shares, 0.60% for Class F shares, 0.60% for Class I shares, 1.10% for Class R shares and 0.60% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Board of Directors of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor.

[a]	Reflects a 2.00% front-end sales charge.
[b]	Reflects a contingent deferred sales charge of 1.00%.
[c]	Inception dates: November 30, 2015 for Class A, C, I, R and Z shares and June 3, 2020 for Class F shares.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020—October 31, 2020.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period[a] May 1, 2020— October 31, 2020
Class A
Actual (5.90% return)	$1,000.00	$1,059.00	$4.67
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.67	$4.58

Class C
Actual (5.53% return)	$1,000.00	$1,055.30	$8.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.14	$8.13

Class F
Actual (4.18% return)[b]	$1,000.00	$1,041.80	$2.53
Hypothetical (5% annual return before expenses)[c]	$1,000.00	$1,022.18	$3.06

Class I
Actual (6.10% return)	$1,000.00	$1,061.00	$3.12
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.18	$3.06

Class R
Actual (5.87% return)	$1,000.00	$1,058.70	$5.71
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.66	$5.60

Class Z
Actual (6.00% return)	$1,000.00	$1,060.00	$3.12
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.18	$3.06

[a]

Expenses are equal to the Fund’s Class A, Class C, Class F, Class I, Class R and Class Z annualized net expense ratios of 0.90%, 1.60%, 0.60%, 0.60%, 1.10% and 0.60%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) and 151/365 for Class F.

[b]	Actual expenses for the period June 3, 2020 (inception date) to October 31, 2020.
[c]	Hypothetical expenses if the class had been in existence from May 1, 2020 through October 31, 2020.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

October 31, 2020 Top Ten Holdingsa (Unaudited)

Security	Value	% of Net Assets

Charles Schwab Corp./The, 5.375%, Series G	$40,261,787	2.2

Dai-ichi Life Insurance Co., Ltd., 7.25%, 144A (Japan)	37,614,352	2.1

Mitsui Sumitomo Insurance Co., Ltd., 7.00%, due 3/15/72, 144A (Japan)	37,071,660	2.0

BNP Paribas SA, 7.625%, 144A (France)	36,421,844	2.0

Enel SpA, 8.75%, due 9/24/73, 144A (Italy)	33,000,325	1.8

Prudential Financial, Inc., 5.625%, due 6/15/43	32,117,306	1.8

Citigroup, Inc., 5.95%, Series P	32,026,813	1.7

Truist Financial Corp., 4.95%, Series P	26,874,875	1.5

Credit Suisse Group AG, 7.50%, 144A (Switzerland)	26,573,375	1.4

Prudential Financial, Inc., 5.875%, due 9/15/42	23,944,738	1.3

[a]

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdownb

(Based on Net Assets)

(Unaudited)

[b]	Excludes derivative instruments.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

October 31, 2020 (Unaudited)

		Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	5.2%
BANKS	2.3%
GMAC Capital Trust I, 6.065% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)[a]		491,808	$12,659,138
PNC Financial Services Group, Inc./The, 6.125% to 5/1/22, Series Pb,c		435,657	11,636,398
US Bancorp, 3.50% (3 Month US LIBOR + 0.60%, Floor 3.50%), Series B (FRN)[a,c]		313,000	7,117,620
Wells Fargo & Co., 5.85% to 9/15/23, Series Qb,c		287,675	7,447,906
Wells Fargo & Co., 6.625% to 3/15/24, Series Rb,c		137,051	3,836,058

			42,697,120

ELECTRIC	0.5%
Integrys Holding, Inc., 6.00% to 8/1/23, due 8/1/73[b]		337,491	9,213,504

FINANCIAL—INVESTMENT BANKER/BROKER	0.7%
Morgan Stanley, 6.375% to 10/15/24, Series Ib,c		452,251	12,780,613

INSURANCE—REINSURANCE	0.3%
Reinsurance Group of America, Inc., 6.20% to 9/15/22, due 9/15/42[b]		182,696	4,819,521

PIPELINES	0.8%
Energy Transfer Operating LP, 7.625% to 8/15/23, Series Db,c		639,123	11,977,165
Energy Transfer Operating LP, 7.60% to 5/15/24, Series Eb,c		112,107	2,180,481

			14,157,646

UTILITIES	0.2%
NiSource, Inc., 6.50% to 3/15/24, Series Bb,c		147,751	4,101,568

UTILITIES—FOREIGN	0.4%
Algonquin Power & Utilities Corp., 6.875% to 10/17/23, due 10/17/78 (Canada)[b]		97,245	2,597,414
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)[b]		193,487	5,208,670

			7,806,084

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$99,213,531)			95,576,056

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2020 (Unaudited)

		Principal Amount		Value
PREFERRED SECURITIES—CAPITAL SECURITIES	66.5%
BANKS	18.0%
Bank of America Corp., 6.10% to 3/17/25, Series AAb,c		$16,971,000		$18,746,251
Bank of America Corp., 6.25% to 9/5/24, Series Xb,c		21,507,000		23,396,879
Bank of America Corp., 6.50% to 10/23/24, Series Zb,c		4,000,000		4,473,600
Bank of New York Mellon Corp./The, 4.70% to 9/20/25, Series Gb,c		9,428,000		10,111,530
Bank of New York Mellon Corp./The, 3.70% to 3/20/26, Series Hb,c		8,930,000		8,883,818
Citigroup, Inc., 5.90% to 2/15/23[b,c]		15,388,000		15,949,662
Citigroup, Inc., 5.95% to 1/30/23[b,c]		30,855,000		32,026,813
Citigroup, Inc., 5.95% to 5/15/25, Series Pb,c		7,951,000		8,348,889
Citigroup, Inc., 6.125% to 11/15/20, Series Rb,c		9,828,000		9,756,602
Citigroup, Inc., 6.25% to 8/15/26, Series Tb,c		3,000,000		3,353,745
Citigroup, Inc., 5.00% to 9/12/24, Series Ub,c		8,504,000		8,543,577
CoBank ACB, 6.25% to 10/1/22, Series Fb,c		48,100	†	5,050,500
CoBank ACB, 6.25% to 10/1/26, Series Ib,c		1,300,000		1,391,000
Corestates Capital II, 0.887% (3 Month US LIBOR + 0.65%), due 1/15/27, 144A (FRN)[a,d]		9,000,000		8,290,704
Corestates Capital III, 0.85% (3 Month US LIBOR + 0.57%), due 2/15/27, 144A (TruPS) (FRN)[a,d]		12,281,000		11,228,983
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144Ad		4,000,000		5,868,304
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144Ab,c,d		8,000	†	864,000
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4, 144Ab,c,d,e		7,425,000		8,007,862
Fifth Third Bancorp, 4.50% to 9/30/25, Series Lb,c		3,050,000		3,088,125
Goldman Sachs Group, Inc./The, 4.165% (3 Month US LIBOR + 3.922%), Series M (FRN)[a,c]		6,310,000		6,223,238
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Qb,c		5,520,000		5,925,252
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series Gb,c		5,873,000		5,858,318
JPMorgan Chase & Co., 3.684% (3 Month US LIBOR + 3.47%), Series I (FRN)[a,c]		8,482,000		8,011,968
JPMorgan Chase & Co., 6.00% to 8/1/23, Series Rb,c		5,766,000		5,914,909
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sb,c		20,360,000		22,267,304
JPMorgan Chase & Co., 6.10% to 10/1/24, Series Xb,c		16,170,000		17,020,182

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2020 (Unaudited)

		Principal Amount	Value
JPMorgan Chase & Co., 4.014% (3 Month US LIBOR + 3.80%), Series Z (FRN)[a,c]		$15,536,000	$15,249,438
KeyCorp Capital I, 0.965% (3 Month US LIBOR + 0.74%), due 7/1/28, (TruPS) (FRN)[a]		3,700,000	3,372,008
PNC Financial Services Group, Inc./The, 6.75% to 8/1/21, Series Ob,c		15,046,000	15,363,640
Truist Bank, 4.00% (3 Month US LIBOR + 0.645%, Floor 4.00%), Series J (FRN)[a,c]		1,366,000	1,306,504
Truist Bank, 0.90% (3 Month US LIBOR + 0.650%), due 3/15/28 (FRN)[a]		6,550,000	6,106,645
Truist Financial Corp., 4.95% to 9/1/25, Series Pb,c		25,294,000	26,874,875
Wachovia Capital Trust II, 0.737% (3 Month US LIBOR + 0.50%), due 1/15/27 (FRN)[a]		3,500,000	3,207,521

			330,082,646

BANKS—FOREIGN	18.8%
Australia & New Zealand Banking Group Ltd., 2.95% to 7/22/25, 5-Year Treasury Constant Maturity Rate +1.288%, due 7/22/30, 144A (Australia)[b,d]		9,400,000	9,758,530
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)[b,c,f]		1,200,000	1,185,039
Banco Bilbao Vizcaya Argentaria SA, 8.875% to 4/14/21 (Spain)[b,c,f,g]		5,600,000	6,686,852
Banco Santander SA, 7.50% to 2/8/24 (Spain)[b,c,f,g]		1,800,000	1,874,880
Bank of Montreal, 4.30% to 10/26/25, due 11/26/80 (Canada)[b]		7,600,000	5,761,522
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)[b,c]		8,360,000	8,747,068
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)[b,c,f,g]		9,225,000	9,541,418
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)[b,c,f]		1,600,000	1,716,811
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)[b,c,d,f]		1,300,000	1,384,110
BNP Paribas SA, 6.75% to 3/14/22, 144A (France)[b,c,d,f]		13,200,000	13,517,592
BNP Paribas SA, 7.625% to 3/30/21, 144A (France)[b,c,d,f]		35,950,000	36,421,844
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)[b,c,d,f]		3,800,000	4,070,997
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)[b,c,d,f]		11,000,000	12,156,760
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)[b,c,f,g]		21,800,000	22,655,432

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2020 (Unaudited)

	Principal Amount	Value
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)[b,c,d,f]	$25,010,000	$26,573,375
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)[b,c,d,f]	5,000,000	5,444,500
DNB Bank ASA, 6.50% to 3/26/22 (Norway)[b,c,f,g]	9,100,000	9,392,884
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)[b,c,f]	2,200,000	2,291,626
HSBC Holdings PLC, 6.875% to 6/1/21 (United Kingdom)[b,c,f]	18,900,000	19,181,330
ING Groep N.V., 6.875% to 4/16/22 (Netherlands)[b,c,f,g]	8,400,000	8,707,734
Intesa Sanpaolo SpA, 5.50% to 3/1/28, Series EMTN (Italy)[b,c,f,g]	5,200,000	5,710,621
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)[b,c,f]	3,551,000	3,982,802
Natwest Group PLC, 8.625% to 8/15/21 (United Kingdom)[b,c,f]	16,500,000	17,066,445
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)[b,c,d,f]	5,200,000	5,821,842
Royal Bank of Canada, 4.50% to 10/24/25, due 11/24/80, Series 1 (Canada)[b]	9,850,000	7,604,306
Societe Generale SA, 7.375% to 9/13/21, 144A (France)[b,c,d,f]	17,650,000	18,169,263
Societe Generale SA, 7.875% to 12/18/23, 144A (France)[b,c,d,f]	6,600,000	7,045,995
Standard Chartered PLC, 7.50% to 4/2/22, 144A (United Kingdom)[b,c,d,f]	12,800,000	13,270,976
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)[b,c,d,f]	5,200,000	5,534,048
Svenska Handelsbanken AB, 4.375% to 3/1/27 (Sweden)[b,c,f,g]	3,000,000	3,042,999
Svenska Handelsbanken AB, 6.25% to 3/1/24, Series EMTN (Sweden)[b,c,f,g]	2,400,000	2,598,000
UBS Group AG, 6.875% to 3/22/21 (Switzerland)[b,c,f,g]	15,200,000	15,413,393
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)[b,c,d,f]	10,050,000	10,823,297
UBS Group AG, 7.125% to 8/10/21 (Switzerland)[b,c,f,g]	20,000,000	20,512,500

		343,666,791

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2020 (Unaudited)

		Principal Amount		Value
ELECTRIC	2.8%
Dominion Energy, Inc., 4.65% to 12/15/24, Series Bb,c		$1,227,000		$1,256,578
Duke Energy Corp., 4.875% to 9/16/24[b,c]		6,600,000		6,994,399
Sempra Energy, 4.875% to 10/15/25[b,c]		18,035,000		18,801,488
Southern Co./The, 4.00% to 10/15/25, due 1/15/51, Series Bb		8,140,000		8,286,956
Southern Co./The, 5.50% to 3/15/22, due 3/15/57, Series Bb		15,433,000		15,871,224

				51,210,645

ELECTRIC—FOREIGN	0.8%
Electricite de France SA, 4.00% to 7/4/24 (France)[b,c,g]		5,000,000		6,063,576
Electricite de France SA, 5.25% to 1/29/23, 144A (France)[b,c,d]		8,650,000		8,970,828

				15,034,404

FINANCIAL	4.7%
CREDIT CARD	0.3%
American Express Co., 3.708% (3 Month US LIBOR + 3.428%), Series B (FRN)[a,c]		5,590,000		5,341,972

DIVERSIFIED FINANCIAL SERVICES	0.7%
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50, 144Ab,d		5,035,000		5,022,981
BGC Partners, Inc., 4.375%, due 12/15/25		4,000,000		4,113,357
General Motors Financial Co., Inc., 5.70% to 9/30/30, Series Cb,c		3,200,000		3,320,000

				12,456,338

INVESTMENT BANKER/BROKER	3.7%
Charles Schwab Corp./The, 7.00% to 2/1/22[b,c]		13,650,000		14,234,357
Charles Schwab Corp./The, 5.375% to 6/1/25, Series Gb,c		36,685,000		40,261,787
Morgan Stanley, 4.047%, Series J (FRN)[a,c]		14,483,000		14,213,727

				68,709,871

TOTAL FINANCIAL				86,508,181

FOOD	0.1%
Dairy Farmers of America, Inc., 7.875%, 144Ac,d,e		15,000	†	1,350,000

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2020 (Unaudited)

		Principal Amount	Value
INSURANCE	15.8%
LIFE/HEALTH INSURANCE	5.7%
Equitable Holdings, Inc., 4.95% to 9/15/25, Series Bb,c		$8,810,000	$9,096,325
MetLife, Inc., 3.825% (3 Month US LIBOR + 3.575%), Series C (FRN)[a,c]		7,474,000	7,413,274
MetLife, Inc., 3.85% to 9/15/25, Series Gb,c		16,295,000	16,382,341
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44[b]		4,126,000	4,330,669
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43[b]		30,077,000	32,117,306
Prudential Financial, Inc., 5.875% to 9/15/22, due 9/15/42[b]		22,599,000	23,944,738
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53[b]		11,564,000	11,945,670

			105,230,323

LIFE/HEALTH INSURANCE—FOREIGN	4.3%
Dai-ichi Life Insurance Co., Ltd., 5.10% to 10/28/24, 144A (Japan)[b,c,d]		3,250,000	3,617,884
Dai-ichi Life Insurance Co., Ltd., 7.25% to 7/25/21, 144A (Japan)[b,c,d]		36,007,000	37,614,352
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)[b,c,g]		11,200,000	12,572,000
Hanwha Life Insurance Co., Ltd., 4.70% to 4/23/23, 144A (South Korea)[b,c,d]		4,000,000	4,129,878
Nippon Life Insurance Co., 5.00% to 10/18/22, due 10/18/42, 144A (Japan)[b,d]		8,600,000	9,130,620
Sumitomo Life Insurance Co., 6.50% to 9/20/23, due 9/20/73, 144A (Japan)[b,d]		10,200,000	11,467,299

			78,532,033

MULTI-LINE	0.8%
Hartford Financial Services Group, Inc./The, 2.405% (3 Month US LIBOR + 2.125%), due 2/12/47, 144A, Series ICON (FRN)[a,d]		16,544,000	14,464,366

PROPERTY CASUALTY	0.5%
Liberty Mutual Group, Inc., 3.625% to 5/23/24, due 5/23/59, 144Ab,d		8,400,000	9,683,547

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2020 (Unaudited)

		Principal Amount	Value
PROPERTY CASUALTY—FOREIGN	4.5%
Mitsui Sumitomo Insurance Co., Ltd., 7.00% to 3/15/22, due 3/15/72, 144A (Japan)[b,d]		$34,590,000	$37,071,660
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)[b,g]		13,600,000	15,175,900
QBE Insurance Group Ltd., 5.875% to 5/12/25, 144A (Australia)[b,c,d]		5,200,000	5,564,000
QBE Insurance Group Ltd., 7.50% to 11/24/23, due 11/24/43, 144A (Australia)[b,d]		7,690,000	8,638,833
Sompo Japan Insurance, Inc., 5.325% to 3/28/23, due 3/28/73, 144A (Japan)[b,d]		7,050,000	7,591,052
VIVAT NV, 6.25% to 11/16/22 (Netherlands)[b,c,g]		8,100,000	8,225,752

			82,267,197

TOTAL INSURANCE			290,177,466

OIL & GAS—FOREIGN	0.9%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)[b,c]		15,887,000	16,443,045

PIPELINES—FOREIGN	0.9%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)[b]		3,500,000	3,486,063
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)[b]		8,000,000	8,207,827
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)[b]		5,095,000	5,419,769

			17,113,659

REAL ESTATE—RETAIL—FOREIGN	0.5%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)[b,d]		9,000,000	8,853,728

UTILITIES	3.2%
ELECTRIC UTILITIES—FOREIGN	2.6%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)[b]		9,750,000	10,815,139
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)[b,d]		28,510,000	33,000,325

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2020 (Unaudited)

		Principal Amount	Value
Iberdrola International BV, 1.874% to 1/28/26, Series NC5 (Spain)[b,c,g]		$3,100,000	$3,612,581

			47,428,045

MULTI-UTILITIES	0.6%
NiSource, Inc., 0.95%, due 8/15/25		11,380,000	11,360,295

TOTAL UTILITIES			58,788,340

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$1,201,098,205)			1,219,228,905

CORPORATE BONDS	23.9%
COMMUNICATIONS	0.8%
SBA Communications Corp., 3.875%, due 2/15/27, 144Ad		14,700,000	14,957,250

ELECTRIC	2.3%
Dominion Energy, Inc., 2.715%, due 8/15/21		7,000,000	7,118,471
Dominion Energy, Inc., 3.071%, due 8/15/24		6,478,000	6,998,009
DTE Energy Co., 2.529%, due 10/1/24, Series C		5,900,000	6,268,046
Georgia Power Co., 2.10%, due 7/30/23, Series A		2,500,000	2,612,971
Georgia Power Co., 2.20%, due 9/15/24, Series A		7,000,000	7,355,108
NextEra Energy Capital Holdings, Inc., 2.75%, due 5/1/25		11,720,000	12,638,976

			42,991,581

ENERGY	0.2%
East Ohio Gas Co./The, 1.30%, due 6/15/25, 144Ad		4,270,000	4,352,868

FINANCIAL—DIVERSIFIED FINANCIAL SERVICES	2.9%
BGC Partners, Inc., 3.75%, due 10/1/24		7,000,000	7,096,708
Caterpillar Financial Services Corp., 0.65%, due 7/7/23		8,000,000	8,051,346
Ford Motor Credit Co. LLC, 1.044% (3 Month US LIBOR + 0.81%), due 4/5/21 (FRN)[a]		6,100,000	6,022,385
GE Capital International Funding Co. Unlimited Co., 3.373%, due 11/15/25		21,650,000	23,244,568
General Motors Financial Co., Inc., 1.224% (3 Month US LIBOR + 0.99%), due 1/5/23 (FRN)[a]		3,875,000	3,837,851
General Motors Financial Co., Inc., 1.53% (3 Month US LIBOR + 1.31%), due 6/30/22 (FRN)[a]		4,461,000	4,467,710

			52,720,568

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2020 (Unaudited)

		Principal Amount	Value
INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.3%
General Electric Co., 3.45%, due 5/1/27		$4,950,000	$5,252,015

INTEGRATED TELECOMMUNICATIONS SERVICES	2.4%
AT&T, Inc., 1.65%, due 2/1/28		4,500,000	4,458,452
AT&T, Inc., 2.30%, due 6/1/27		8,848,000	9,194,231
T-Mobile USA, Inc., 3.50%, due 4/15/25, 144Ad		7,000,000	7,676,270
Verizon Communications, Inc., 1.38% (3 Month US LIBOR + 1.10%), due 5/15/25 (FRN)[a]		6,800,000	6,970,410
Verizon Communications, Inc., 1.68%, due 10/30/30, 144Ad		15,239,000	15,112,452

			43,411,815

REAL ESTATE	13.8%
DIVERSIFIED	0.2%
National Retail Properties, Inc., 3.90%, due 6/15/24		3,760,000	4,062,234

FINANCE	1.3%
CyrusOne LP/CyrusOne Finance Corp., 2.90%, due 11/15/24		6,675,000	7,094,824
Newmark Group, Inc., 6.125%, due 11/15/23		9,060,000	9,595,191
VEREIT Operating Partnership LP, 4.875%, due 6/1/26		6,996,000	7,928,587

			24,618,602

HEALTH CARE	3.3%
Diversified Healthcare Trust, 6.75%, due 12/15/21		7,286,000	7,413,505
Diversified Healthcare Trust, 9.75%, due 6/15/25		8,200,000	9,031,152
Healthpeak Properties, Inc., 4.25%, due 11/15/23		97,000	106,439
Healthpeak Properties, Inc., 4.20%, due 3/1/24		2,731,000	3,002,044
Sabra Health Care LP, 4.80%, due 6/1/24		8,250,000	8,709,617
Welltower, Inc., 3.625%, due 3/15/24		10,060,000	10,912,659
Welltower, Inc., 4.00%, due 6/1/25		11,344,000	12,812,417
Welltower, Inc., 4.50%, due 1/15/24		8,289,000	9,108,437

			61,096,270

HOTEL	0.2%
Service Properties Trust, 7.50%, due 9/15/25		4,050,000	4,248,794

NET LEASE	2.1%
Highwoods Realty LP, 3.625%, due 1/15/23		5,000,000	5,207,872
Realty Income Corp., 3.25%, due 10/15/22		5,138,000	5,380,570

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2020 (Unaudited)

		Principal Amount	Value
Realty Income Corp., 4.65%, due 8/1/23		$6,143,000	$6,772,025
VEREIT Operating Partnership LP, 3.40%, due 1/15/28		3,000,000	3,148,188
VEREIT, Inc., 3.75%, due 12/15/20		6,850,000	6,863,521
VICI Properties LP/VICI Note Co., Inc., 3.50%, due 2/15/25, 144Ad		3,749,000	3,746,657
WP Carey, Inc., 4.60%, due 4/1/24		6,325,000	7,036,579

			38,155,412

OFFICE	2.7%
Alexandria Real Estate Equities, Inc., 4.00%, due 1/15/24		3,900,000	4,284,960
Brandywine Operating Partnership LP, 3.95%, due 2/15/23		1,000,000	1,032,855
Corporate Office Properties LP, 2.25%, due 3/15/26		4,695,000	4,755,879
Corporate Office Properties LP, 3.60%, due 5/15/23		15,375,000	16,207,350
Corporate Office Properties LP, 5.00%, due 7/1/25		3,468,000	3,928,136
Corporate Office Properties LP, 5.25%, due 2/15/24		3,254,000	3,572,381
Kilroy Realty LP, 3.80%, due 1/15/23		7,004,000	7,288,819
SL Green Operating Partnership LP, 3.25%, due 10/15/22		8,190,000	8,366,294

			49,436,674

RESIDENTIAL	0.1%
ERP Operating LP, 4.625%, due 12/15/21		2,200,000	2,278,933

RETAIL	0.2%
Retail Opportunity Investments Partnership LP, 5.00%, due 12/15/23		3,000,000	3,095,756

SELF STORAGE	0.3%
CubeSmart LP, 4.00%, due 11/15/25		4,179,000	4,675,949

SHOPPING CENTERS—COMMUNITY CENTER	1.3%
Federal Realty Investment Trust, 1.25%, due 2/15/26		7,500,000	7,484,208
Weingarten Realty Investors, 3.375%, due 10/15/22		5,300,000	5,437,673
Weingarten Realty Investors, 3.50%, due 4/15/23		8,635,000	8,918,811
Weingarten Realty Investors, 4.45%, due 1/15/24		2,362,000	2,513,552

			24,354,244

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2020 (Unaudited)

		Principal Amount	Value
SPECIALTY	2.1%
Brookfield Property REIT, Inc., 5.75%, due 5/15/26, 144Ad		$6,426,000	$5,345,629
Equinix, Inc., 1.00%, due 9/15/25		9,000,000	8,966,314
Equinix, Inc., 1.80%, due 7/15/27		5,800,000	5,893,877
Equinix, Inc., 2.625%, due 11/18/24		9,300,000	9,893,904
Equinix, Inc., 2.875%, due 2/1/26		6,500,000	7,703,931

			37,803,655

TOTAL REAL ESTATE			253,826,523

TELECOMMUNICATION—COMMUNICATIONS—FOREIGN	1.0%
Vodafone Group PLC, 3.75%, due 1/16/24 (United Kingdom)		2,300,000	2,509,733
Vodafone Group PLC, 2.625% to 5/27/26, due 8/27/80, Series NC6 (United Kingdom)[b,g]		10,900,000	12,546,310
QualityTech LP/QTS Finance Corp., 3.875%, due 10/1/28, 144Ad		2,500,000	2,508,200

			17,564,243

UTILITIES—ELECTRIC UTILITIES—FOREIGN	0.2%
Enel Finance International NV, 2.875%, due 5/25/22, 144A (Italy)[d]		4,000,000	4,126,960

TOTAL CORPORATE BONDS (Identified cost—$425,003,353)			439,203,823

		Shares
SHORT-TERM INVESTMENTS	3.6%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01%[h]		65,604,284	65,604,284

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$65,604,284)			65,604,284

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,790,919,373)	99.2%		1,819,613,068
OTHER ASSETS IN EXCESS OF LIABILITIES	0.8		14,450,159

NET ASSETS	100.0%		$1,834,063,227

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2020 (Unaudited)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	CAD	14,761,150	USD	11,079,990	11/3/20	$493
Brown Brothers Harriman	CAD	3,295,119	USD	2,508,845	11/3/20	35,578
Brown Brothers Harriman	EUR	4,085,685	USD	4,838,472	11/3/20	80,079
Brown Brothers Harriman	EUR	48,810,761	USD	57,251,118	11/3/20	403,661
Brown Brothers Harriman	USD	61,622,773	EUR	52,896,446	11/3/20	(16,923)
Brown Brothers Harriman	USD	13,540,712	CAD	18,056,269	11/3/20	12,051
Brown Brothers Harriman	CAD	17,972,484	USD	13,478,082	12/2/20	(13,051)
Brown Brothers Harriman	EUR	51,675,136	USD	60,233,830	12/2/20	11,916
						$513,804

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities
USD	United States Dollar

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2020 (Unaudited)

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
[a]	Variable rate. Rate shown is in effect at October 31, 2020.
[b]	Security converts to floating rate after the indicated fixed-rate coupon period.
[c]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[d]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $468,250,621 which represents 25.5% of the net assets of the Fund, of which 0.5% are illiquid.

[e]	Security value is determined based on significant unobservable inputs (Level 3).
[f]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $311,795,365 or 17.0% of the net assets of the Fund.

[g]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $164,332,832 which represents 9.0% of the net assets of the Fund, of which 0.0% are illiquid.

[h]	Rate quoted represents the annualized seven-day yield.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2020 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$1,790,919,373)	$1,819,613,068
Foreign currency, at value (Identified cost—$7,883,498)	7,778,486
Receivable for:
Dividends and interest	19,206,945
Fund shares sold	3,432,771
Investment securities sold	1,320,250
Unrealized appreciation on forward foreign currency exchange contracts	543,778
Other assets	5,436

Total Assets	1,851,900,734

LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	29,974
Payable for:
Investment securities purchased	10,088,125
Fund shares redeemed	4,351,181
Dividends declared	2,038,613
Investment advisory fees	702,097
Shareholder servicing fees	293,948
Administration fees	77,759
Directors’ fees	8,588
Distribution fees	8,586
Other liabilities	238,636

Total Liabilities	17,837,507

NET ASSETS	$1,834,063,227

NET ASSETS consist of:
Paid-in capital	$1,880,908,066
Total distributable earnings/(accumulated loss)	(46,844,839)

$1,834,063,227

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

October 31, 2020 (Unaudited)

CLASS A SHARES:
NET ASSETS	$209,695,177
Shares issued and outstanding ($0.001 par value common stock outstanding)	21,026,916

Net asset value and redemption price per share	$9.97

Maximum offering price per share ($9.97 ÷ 0.98)[a]	$10.17

CLASS C SHARES:
NET ASSETS	$68,893,411
Shares issued and outstanding ($0.001 par value common stock outstanding)	6,921,156

Net asset value and offering price per share[b]	$9.95

CLASS F SHARES:
NET ASSETS	$10,225
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,027

Net asset value, offering and redemption price per share	$9.96

CLASS I SHARES:
NET ASSETS	$1,553,382,335
Shares issued and outstanding ($0.001 par value common stock outstanding)	156,037,698

Net asset value, offering and redemption price per share	$9.96

CLASS R SHARES:
NET ASSETS	$314,340
Shares issued and outstanding ($0.001 par value common stock outstanding)	31,479

Net asset value, offering and redemption price per share	$9.99

CLASS Z SHARES:
NET ASSETS	$1,767,739
Shares issued and outstanding ($0.001 par value common stock outstanding)	177,614

Net asset value, offering and redemption price per share	$9.95

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended October 31, 2020 (Unaudited)

Investment Income:
Interest income	$30,517,610
Dividend income	5,474,671

Total Investment Income	35,992,281

Expenses:
Investment advisory fees	5,635,084
Distribution fees and service fees—Class A (See Note 2)	297,582
Distribution fees and service fees—Class C (See Note 2)	350,517
Distribution fees and service fees—Class R (See Note 2)	777
Administration fees	522,793
Shareholder servicing fees—Class I (See Note 2)	460,411
Transfer agent fees and expenses	121,552
Registration and filing fees	86,175
Professional fees	52,371
Shareholder reporting expenses	41,552
Directors’ fees and expenses	39,649
Custodian fees and expenses	20,132
Miscellaneous	42,211

Total Expenses	7,670,806
Reduction of Expenses (See Note 2)	(1,805,997)

Net Expenses	5,864,809

Net Investment Income (Loss)	30,127,472

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(8,656,285)
Forward foreign currency exchange contracts	(2,042,191)
Foreign currency transactions	(41,565)

Net realized gain (loss)	(10,740,041)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	78,255,209
Forward foreign currency exchange contracts	460,731
Foreign currency translations	(103,442)

Net change in unrealized appreciation (depreciation)	78,612,498

Net Realized and Unrealized Gain (Loss)	67,872,457

Net Increase (Decrease) in Net Assets Resulting from Operations	$97,999,929

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended October 31, 2020	For the Year Ended April 30, 2020
Change in Net Assets:
From Operations:
Net investment income (loss)	$30,127,472	$64,730,781
Net realized gain (loss)	(10,740,041)	(29,388,946)
Net change in unrealized appreciation (depreciation)	78,612,498	(53,863,320)

Net increase (decrease) in net assets resulting from operations	97,999,929	(18,521,485)

Distributions to Shareholders:
Class A	(4,084,499)	(7,265,455)
Class C	(1,177,790)	(2,243,507)
Class F	(190)	—
Class I	(32,828,317)	(65,014,140)
Class R	(5,979)	(13,870)
Class Z	(11,477)	(6,846)

Total distributions	(38,108,252)	(74,543,818)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	141,025,613	325,204,671

Total increase (decrease) in net assets	200,917,290	232,139,368
Net Assets:
Beginning of period	1,633,145,937	1,401,006,569

End of period	$1,834,063,227	$1,633,145,937

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Six Months Ended October 31, 2020	For the Year Ended April 30,				For the Period November 30, 2015 through April 30, 2016[a]
Per Share Operating Data:		2020	2019	2018	2017
Net asset value, beginning of period	$9.61	$9.94	$10.00	$10.14	$9.87	$10.00

Income (loss) from investment operations:

Net investment income (loss)[b]	0.16	0.37	0.36	0.33	0.34	0.16
Net realized and unrealized gain (loss)	0.40	(0.28)	(0.00)[c]	(0.04)	0.30	(0.16)

Total from investment operations	0.56	0.09	0.36	0.29	0.64	—

Less dividends and distributions to shareholders from:

Net investment income	(0.20)	(0.42)	(0.42)	(0.43)	(0.37)	(0.13)
Net realized gain	—	—	—	(0.00)[c]	—	—
Tax return of capital	—	—	—	(0.00)[c]	—	—

Total dividends and distributions to shareholders	(0.20)	(0.42)	(0.42)	(0.43)	(0.37)	(0.13)

Net increase (decrease) in net asset value	0.36	(0.33)	(0.06)	(0.14)	0.27	(0.13)

Net asset value, end of period	$9.97	$9.61	$9.94	$10.00	$10.14	$9.87

Total return[d,e]	5.90%[f]	0.82%	3.77%	2.90%	6.64%	0.07%[f,g]

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$209.7	$189.6	$135.0	$107.7	$61.1	$3.2

Ratios to average daily net assets:

Expenses (before expense reduction)	1.06%[h]	1.06%	1.06%	1.09%	1.35%	2.16%[h]

Expenses (net of expense reduction)	0.90%[h]	0.89%	0.84%	0.84%	0.89%	1.15%[h]

Net investment income (loss) (before expense reduction)	3.09%[h]	3.51%	3.41%	2.97%	2.90%	2.94%[h]

Net investment income (loss) (net of expense reduction)	3.25%[h]	3.68%	3.63%	3.22%	3.36%	3.95%[h]

Portfolio turnover rate	23%[f]	53%	52%	34%	52%	40%[f]

[a]	Commencement of investment operations.
[b]	Calculation based on average shares outstanding.
[c]	Amount is less than $0.005.
[d]	Does not reflect sales charges, which would reduce return.
[e]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[f]	Not annualized.
[g]

The April 30, 2016 net asset value reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns that would be based upon the net asset value would differ from the net asset value and return reported on on April 30, 2016.

[h]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended October 31, 2020	For the Year Ended April 30,				For the Period November 30, 2015[a] through April 30, 2016[a]
Per Share Operating Data:		2020	2019	2018	2017
Net asset value, beginning of period	$9.59	$9.92	$9.98	$10.13	$9.87	$10.00

Income (loss) from investment operations:

Net investment income (loss)[b]	0.13	0.30	0.29	0.25	0.26	0.12
Net realized and unrealized gain (loss)	0.40	(0.28)	0.01	(0.03)	0.31	(0.15)

Total from investment operations	0.53	0.02	0.30	0.22	0.57	(0.03)

Less dividends and distributions to shareholders from:

Net investment income	(0.17)	(0.35)	(0.36)	(0.37)	(0.31)	(0.10)
Net realized gain	—	—	—	(0.00)[c]	—	—
Tax return of capital	—	—	—	(0.00)[c]	—	—

Total dividends and distributions to shareholders	(0.17)	(0.35)	(0.36)	(0.37)	(0.31)	(0.10)

Net increase (decrease) in net asset value	0.36	(0.33)	(0.06)	(0.15)	0.26	(0.13)

Net asset value, end of period	$9.95	$9.59	$9.92	$9.98	$10.13	$9.87

Total return[d,e]	5.53%[f]	0.12%	3.06%	2.13%	5.90%	–0.25%[f]

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$68.9	$68.9	$55.5	$33.0	$11.4	$0.5

Ratios to average daily net assets:

Expenses (before expense reduction)	1.76%[g]	1.76%	1.77%	1.79%	2.02%	2.87%[g]

Expenses (net of expense reduction)	1.60%[g]	1.59%	1.55%	1.54%	1.55%	1.80%[g]

Net investment income (loss) (before expense reduction)	2.40%[g]	2.81%	2.73%	2.25%	2.15%	1.93%[g]

Net investment income (loss) (net of expense reduction)	2.56%[g]	2.98%	2.95%	2.50%	2.62%	3.00%[g]

Portfolio turnover rate	23%[f]	53%	52%	34%	52%	40%[f]

[a]	Commencement of investment operations.
[b]	Calculation based on average shares outstanding.
[c]	Amount is less than $0.005.
[d]	Does not reflect sales charges, which would reduce return.
[e]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[f]	Not annualized.
[g]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

Class F
Per Share Operating Data:	For the Period June 3, 2020[a] through October 31, 2020
Net asset value, beginning of period	$9.74

Income (loss) from investment operations:

Net investment income (loss)[b]	0.14
Net realized and unrealized gain (loss)	0.27

Total from investment operations	0.41

Less dividends and distributions to shareholders from:

Net investment income	(0.19)

Total dividends and distributions to shareholders	(0.19)

Net increase (decrease) in net asset value	0.22

Net asset value, end of period	$9.96

Total return[c]	4.18%[d]

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$10.2

Ratios to average daily net assets:

Expenses (before expense reduction)	0.76%[e]

Expenses (net of expense reduction)	0.60%[e]

Net investment income (loss) (before expense reduction)	3.19%[e]

Net investment income (loss) (net of expense reduction)	3.35%[e]

Portfolio turnover rate	23%[d]

[a]	Inception date.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended October 31, 2020	For the Year Ended April 30,				For the Period November 30, 2015 through April 30, 2016[a]
Per Share Operating Data:		2020	2019	2018	2017
Net asset value, beginning of period	$9.60	$9.93	$10.00	$10.14	$9.88	$10.00

Income (loss) from investment operations:

Net investment income (loss)[b]	0.18	0.40	0.39	0.35	0.37	0.16
Net realized and unrealized gain (loss)	0.40	(0.28)	(0.00)[c]	(0.02)	0.30	(0.14)

Total from investment operations	0.58	0.12	0.39	0.33	0.67	0.02

Less dividends and distributions to shareholders from:

Net investment income	(0.22)	(0.45)	(0.46)	(0.47)	(0.41)	(0.14)
Net realized gain	—	—	—	(0.00)[c]	—	—
Tax return of capital	—	—	—	(0.00)[c]	—	—

Total dividends and distributions to shareholders	(0.22)	(0.45)	(0.46)	(0.47)	(0.41)	(0.14)

Net increase (decrease) in net asset value	0.36	(0.33)	(0.07)	(0.14)	0.26	(0.12)

Net asset value, end of period	$9.96	$9.60	$9.93	$10.00	$10.14	$9.88

Total return[d]	6.10%[e]	1.18%	4.02%	3.25%	6.89%	0.17%[e]

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$1,553.4	$1,374.2	$1,210.1	$907.2	$286.8	$29.1

Ratios to average daily net assets:

Expenses (before expense reduction)	0.82%[f]	0.82%	0.83%	0.86%	1.07%	1.93%[f]

Expenses (net of expense reduction)	0.60%[f]	0.59%	0.55%	0.55%	0.58%	0.80%[f]

Net investment income (loss) (before expense reduction)	3.33%[f]	3.75%	3.65%	3.17%	3.15%	2.70%[f]

Net investment income (loss) (net of expense reduction)	3.55%[f]	3.98%	3.93%	3.48%	3.64%	3.83%[f]

Portfolio turnover rate	23%[e]	53%	52%	34%	52%	40%[e]

[a]	Commencement of investment operations.
[b]	Calculation based on average shares outstanding.
[c]	Amount is less than $0.005.
[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Not annualized.
[f]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
	For the Six Months Ended October 31, 2020	For the Year Ended April 30,				For the Period November 30, 2015[a] through April 30, 2016
Per Share Operating Data:		2020	2019	2018	2017
Net asset value, beginning of period	$9.62	$9.95	$10.01	$10.15	$9.88	$10.00

Income (loss) from investment operations:

Net investment income (loss)[b]	0.15	0.35	0.34	0.31	0.29	0.13
Net realized and unrealized gain (loss)	0.41	(0.28)	(0.00)[c]	(0.04)	0.33	(0.14)

Total from investment operations	0.56	0.07	0.34	0.27	0.62	(0.01)

Less dividends and distributions to shareholders from:

Net investment income	(0.19)	(0.40)	(0.40)	(0.41)	(0.35)	(0.11)
Net realized gain	—	—	—	(0.00)[c]	—	—
Tax return of capital	—	—	—	(0.00)[c]	—	—

Total dividends and distributions to shareholders	(0.19)	(0.40)	(0.40)	(0.41)	(0.35)	(0.11)

Net increase (decrease) in net asset value	0.37	(0.33)	(0.06)	(0.14)	0.27	(0.12)

Net asset value, end of period	$9.99	$9.62	$9.95	$10.01	$10.15	$9.88

Total return[d]	5.87%[e]	0.59%	3.51%	2.65%	6.43%	–0.06%[e]

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$314.3	$297.3	$365.0	$544.2	$589.4	$9.9

Ratios to average daily net assets:

Expenses (before expense reduction)	1.26%[f]	1.26%	1.27%	1.30%	1.54%	2.45%[f]

Expenses (net of expense reduction)	1.10%[f]	1.09%	1.05%	1.05%	1.06%	1.30%[f]

Net investment income (loss) (before expense reduction)	2.90%[f]	3.32%	3.18%	2.82%	2.43%	2.09%[f]

Net investment income (loss) (net of expense reduction)	3.06%[f]	3.49%	3.40%	3.07%	2.91%	3.24%[f]

Portfolio turnover rate	23%[e]	53%	52%	34%	52%	40%[e]

[a]	Commencement of investment operations.
[b]	Calculation based on average shares outstanding.
[c]	Amount is less than $0.005.
[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Not annualized.
[f]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
	For the Six Months Ended October 31, 2020	For the Year Ended April 30,				For the Period November 30, 2015[a] through April 30, 2016
Per Share Operating Data:		2020	2019	2018	2017
Net asset value, beginning of period	$9.60	$9.93	$10.00	$10.14	$9.88	$10.00

Income (loss) from investment operations:

Net investment income (loss)[b]	0.18	0.39	0.39	0.36	0.37	0.15
Net realized and unrealized gain (loss)	0.39	(0.27)	(0.00)[c]	(0.03)	0.30	(0.13)

Total from investment operations	0.57	0.12	0.39	0.33	0.67	0.02

Less dividends and distributions to shareholders from:

Net investment income	(0.22)	(0.45)	(0.46)	(0.47)	(0.41)	(0.14)
Net realized gain	—	—	—	(0.00)[c]	—	—
Tax return of capital	—	—	—	(0.00)[c]	—	—

Total dividends and distributions to shareholders	(0.22)	(0.45)	(0.46)	(0.47)	(0.41)	(0.14)

Net increase (decrease) in net asset value	0.35	(0.33)	(0.07)	(0.14)	0.26	(0.12)

Net asset value, end of period	$9.95	$9.60	$9.93	$10.00	$10.14	$9.88

Total return[d]	6.00%[e]	1.18%	4.02%	3.25%	6.89%	0.17%[e]

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$1,767.7	$218.6	$28.5	$17.5	$10.1	$9.9

Ratios to average daily net assets:

Expenses (before expense reduction)	0.76%[f]	0.76%	0.77%	0.80%	1.04%	1.96%[f]

Expenses (net of expense reduction)	0.60%[f]	0.59%	0.55%	0.55%	0.62%	0.80%[f]

Net investment income (loss) (before expense reduction)	3.64%[f]	3.74%	3.71%	3.26%	3.31%	2.60%[f]

Net investment income (loss) (net of expense reduction)	3.80%[f]	3.91%	3.93%	3.51%	3.73%	3.76%[f]

Portfolio turnover rate	23%[e]	53%	52%	34%	52%	40%[e]

[a]	Commencement of investment operations.
[b]	Calculation based on average shares outstanding.
[c]	Amount is less than $0.005.
[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Not annualized.
[f]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Low Duration Preferred and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 2, 2015 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The Fund’s primary investment objective is to provide high current income and its secondary objective is to provide capital preservation. Class F shares became available for investment on June 3, 2020, on which date the Fund sold 1,027 shares of Class F shares for $10,000 to Cohen & Steers Capital Management, Inc. (the investment advisor). The authorized shares of the Fund are divided into six classes designated Class A, C, F, I, R and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic (ASC) 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by the investment advisor to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of October 31, 2020 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities—
$25 Par Value:
Electric	$9,213,504	$—	$9,213,504	$—
Other Industries	86,362,552	86,362,552	—	—
Preferred Securities—
Capital Securities:
Banks	673,749,437	—	665,741,575	8,007,862
Food	1,350,000	—	—	1,350,000
Other Industries	544,129,468	—	544,129,468	—
Corporate Bonds	439,203,823	—	439,203,823	—
Short-Term Investments	65,604,284	—	65,604,284	—

Total Investments in Securities[a]	$1,819,613,068	$86,362,552	$1,723,892,654	$9,357,862	[b]

Forward Foreign Currency Exchange Contracts	$543,778	$—	$543,778	$—

Total Derivative Assets[a]	$543,778	$—	$543,778	$—

Forward Foreign Currency Exchange Contracts	$(29,974)	$—	$(29,974)	$—

Total Derivative Liabilities[a]	$(29,974)	$—	$(29,974)	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.
[b]

Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Preferred Securities—Capital Securities—Food	Preferred Securities—Capital Securities—Banks
Balance as of April 30, 2020	$1,290,000	$—
Purchases	—	7,460,000
Discount accretion (premium amortization)	—	(793)
Change in unrealized appreciation (depreciation)	60,000	548,655

Balance as of October 31, 2020	$1,350,000	$8,007,862

The change in unrealized appreciation (depreciation) attributable to securities owned on October 31, 2020 which were valued using significant unobservable inputs (Level 3) amounted to $608,655.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency translation gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash. Dividends from net investment income are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of October 31, 2020, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 0.65% of the average daily net assets of the Fund.

For the six months ended October 31, 2020, and through June 30, 2022, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 0.95% for Class A shares, 1.60% for Class C shares, 0.60% for Class F shares, 0.60% for Class I shares, 1.10% for Class R shares and 0.60% for Class Z shares. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the six months ended October 31, 2020, fees waived and/or expenses reimbursed totaled $1,805,997.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the average daily net assets of the Fund. For the six months ended October 31, 2020, the Fund incurred $433,468 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution and Service Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted a distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a monthly distribution fee, accrued daily and paid monthly, at an annual rate of up to 0.25%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares, respectively. In addition, also under the plan, the Fund may pay the distributor a monthly service fee, accrued daily and paid monthly, at an annual rate of up to 0.10% and 0.25% of the average daily net assets attributable to Class A and Class C shares, respectively. The amounts paid pursuant to the plan for Class A, Class C and Class R shares may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class I shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Sales Charges and Contingent Deferred Sales Charges: There is a maximum initial sales charge of 2.00% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $500,000 or more of Class A shares, which applies if redemption occurs within one year from

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the six months ended October 31, 2020, the Fund has been advised that the distributor received $7,450, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $43,752 and $8,392 of CDSC relating to redemptions of Class A and Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the Distributor receiving amounts greater or less than the upfront commission paid by the Distributor to the financial intermediary.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $5,048 for the six months ended October 31, 2020.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended October 31, 2020, totaled $492,268,991 and $385,264,732, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at October 31, 2020 and the effect of derivatives held during the six months ended October 31, 2020, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts[a]	Unrealized appreciation	$543,778	Unrealized depreciation	$29,974

[a]	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting arrangement or another similar agreement.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	$(2,042,191)	$460,731

The following summarizes the volume of the Fund’s forward foreign currency exchange contracts activity for the six months ended October 31, 2020:

Forward Foreign Currency Exchange Contracts
Average Notional Amount	$51,617,983

Note 5. Income Tax Information

As of October 31, 2020, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$1,790,919,373

Gross unrealized appreciation on investments	$42,184,892
Gross unrealized depreciation on investments	(12,977,393)

Net unrealized appreciation (depreciation) on investments	$29,207,499

As of April 30, 2020, the Fund had a short-term capital loss carryforward of $34,101,733 and a long-term capital loss carryforward of $22,799,321 which under current federal income tax rules, may offset capital gains recognized in any future period.

Note 6. Capital Stock

The Fund is authorized to issue 1.4 billion shares of capital stock, at a par value of $0.001 per share, classified in six classes as follows: 200 million of Class A capital stock, 200 million of Class C capital stock, 200 million of Class F capital stock, 400 million of Class I capital stock, 200 million of Class R capital stock and 200 million of Class Z capital stock. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of Class C shares held through certain intermediaries, as noted in the Fund’s prospectus, effective September 15, 2020, Class C shares automatically convert to Class A shares on a monthly basis approximately eight years after the original date of purchase. Prior to that, with the exception of Class C shares held through certain intermediaries, Class C shares automatically

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

converted to Class A shares on a monthly basis approximately ten years after the original date of purchase. Transactions in Fund shares were as follows:

	For the Six Months Ended October 31, 2020		For the Year Ended April 30, 2020
	Shares	Amount	Shares	Amount
Class A:
Sold	4,530,623	$45,080,385	14,648,662	$147,988,594
Issued as reinvestment of dividends	287,601	2,847,798	506,810	5,046,141
Redeemed	(3,516,134)	(34,670,848)	(9,012,873)	(87,485,345)

Net increase (decrease)	1,302,090	$13,257,335	6,142,599	$65,549,390

Class C:
Sold	895,098	$8,835,304	2,901,881	$28,950,571
Issued as reinvestment of dividends	75,498	745,946	142,061	1,411,851
Redeemed	(1,231,988)	(12,173,713)	(1,456,115)	(14,270,842)

Net increase (decrease)	(261,392)	$(2,592,463)	1,587,827	$16,091,580

Class Fa:
Sold	1,027	$10,000	—	$—
Issued as reinvestment of dividends	—	—	—	—
Redeemed	—	—	—	—

Net increase (decrease)	1,027	$10,000	—	$—

Class I:
Sold	37,349,179	$369,678,233	94,140,479	$937,310,157
Issued as reinvestment of dividends	2,286,884	22,613,674	4,372,747	43,523,828
Redeemed	(26,779,590)	(263,499,137)	(77,171,542)	(737,420,850)

Net increase (decrease)	12,856,473	$128,792,770	21,341,684	$243,413,135

Class R:
Sold	—	$—	—	$—
Issued as reinvestment of dividends	603	5,979	1,388	13,870
Redeemed	(25)	(249)	(7,177)	(68,210)

Net increase (decrease)	578	$5,730	(5,789)	$(54,340)

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	For the Six Months Ended October 31, 2020		For the Year Ended April 30, 2020
	Shares	Amount	Shares	Amount

Class Z:
Sold	168,949	$1,692,914	26,793	$270,419
Issued as reinvestment of dividends	972	9,644	589	5,862
Redeemed	(15,083)	(150,317)	(7,480)	(71,375)

Net increase (decrease)	154,838	$1,552,241	19,902	$204,906

[a]	Inception date of June 3, 2020.

Note 7. Other Risks

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Risks associated with preferred securities differ from risks inherent with other investments. In particular, in the event of bankruptcy, a company’s preferred securities are senior to common stock but subordinated to all other types of corporate debt. Corporate bonds sit higher in the capital structure than preferred securities, and therefore in the event of bankruptcy, will be senior to the preferred securities.

Duration Risk: Duration is a mathematical calculation of the average life of a fixed-income or preferred security that serves as a measure of the security’s price risk to changes in interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below investment grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Concentration Risk: Because the Fund invests at least 25% of its net assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Foreign (Non-U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security under such circumstances. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non-cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by the COVID-19 virus, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems and supply chains. The COVID-19 pandemic and its effects may be short term or, particularly in the event of a “second wave” of infections, may result in a sustained economic downturn or a global recession, ongoing market volatility and/or decreased liquidity in the financial markets, exchange trading suspensions and closures, higher default rates, domestic and foreign political and social instability and damage to diplomatic and international trade relations. There are numerous potential vaccines in development, but the scalability and effectiveness of such vaccines are unknown. Even if an effective vaccine were to become readily available, the political, social, economic, market and financial risks of COVID-19 could persist for years to come. The foregoing could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

On January 31, 2020, the UK withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period. During this period, the UK will no longer be considered a member state of the EU, but will remain subject to EU law, regulations and maintain access to the EU single market while the UK and EU negotiate and agree on the nature of their future relationship. The transition period is expected to end December 31, 2020, subject to extension. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences of Brexit, how negotiations of trade agreements will proceed, and how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability. In addition, if the UK and the EU are unable to agree on trade and/or other agreements by the end of the transition period, or a related extension, the economic impact resulting from Brexit may be more negative.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The The U.S Securities and Exchange Commission’s (SEC)’s final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

The SEC has recently adopted a rule relating to a registered investment company’s use of derivatives and similar transactions that could potentially require the Fund to observe more stringent requirements than are currently imposed by the 1940 Act. The new rule will replace present SEC and SEC staff regulatory guidance related to limits on a registered investment company’s use of derivative instruments and certain other transactions, such as short sales and reverse repurchase agreements. The rule may substantially curtail the Fund’s ability to use derivative instruments as part of the Fund’s

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

investment strategy and could ultimately prevent the Fund from being able to achieve its investment goals.

LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. In 2017 the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Alternatives to LIBOR are in development in many major financial markets. For example, the U.S. Federal Reserve has begun publishing a Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, as a possible replacement for U.S. dollar LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (SONIA) in England. Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking. It is likely that panel banks will cease reporting LIBOR as soon as they are able to, effectively phasing it out as of 2022; however, the LIBOR transition might be extended. While the phase out of LIBOR appears to be on schedule, there may be more pressing demands on regulators and companies stemming from COVID-19. There remains uncertainty and risk regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments, the suitability of the proposed replacement rates, and the process for amending existing contracts and instruments remains unclear. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 and could extend into 2022 or beyond.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after October 31, 2020 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. Previously, the Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which has now been rescinded. Both the Fund’s Form N-Q and Form N-PORT are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purpose and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distribution is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment advisory agreement (the Advisory Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Advisory Agreement was discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 2, 2020 and at meetings of the full Board of Directors held on March 17, 2020 and June 9, 2020. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Advisory Agreement in executive session on June 8, 2020. At the meeting of the full Board of Directors on June 9, 2020, the Advisory Agreement was unanimously continued for a term ending June 30, 2021 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment advisor (the Investment Advisor); and a memorandum from Fund counsel outlining the legal duties of the Board of Directors. The Board of Directors also considered a supplemental peer group compiled by the Investment Advisor when evaluating the Fund’s performance and fees and expenses; the Investment Advisor believes the supplemental peer group is more representative of the Fund’s investment strategy because most Peer Funds are not short duration funds, and the Fund has a different investment objective than most Peer Funds. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Directors also considered information provided in response to a request for information submitted by counsel to the Independent Directors, as well as information provided in response to a supplemental request. Additionally, the Independent Directors noted that in connection with their considerations, that they had received information from the Investment Advisor about, and discussed with the Investment Advisor, the operations of its business continuity plan and related matters and the operations of third party service providers during the COVID-19 pandemic. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Investment Advisor to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Advisor’s ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark and a relevant blended benchmark. The Board of Directors noted that the Fund outperformed the Peer Group medians for the one- and three-year periods ended March 31, 2020, ranking the Fund in the second and third quintiles, respectively. The Fund underperformed both the relevant benchmark and the blended benchmark for the one- and three-year periods ended March 31, 2020. The Board of Directors also considered the Fund’s performance compared to a supplemental peer group compiled by the Investment Advisor, and noted that the Fund outperformed the supplemental peer group median for the three-year period ended March 31, 2020, ranking six out of thirteen peers, and underperformed the supplemental peer group for the one-year period, ranking eight out of thirteen peers. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund’s performance during the period, including the relevant implications of the continuing COVID-19 pandemic. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor’s performance in managing other funds and products investing in preferred securities. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: The Board of Directors considered the contractual and actual management fees paid by the Fund as well as the Fund’s total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund’s actual management fee and total expense ratio were the lowest in the Peer Group, ranking the Fund in the first quintile for each. The Board of Directors also considered the Fund’s fees and expenses versus the supplemental peer group compiled by the Investment Advisor, and noted that the Fund’s actual management fee versus the supplemental peer group was lower than the supplemental peer group median, ranking six out of thirteen peers. The Board further noted that the Fund’s overall net expense ratio versus the supplemental peer group is higher than the supplemental peer group median, ranking eight out of thirteen peers. The Board of Directors considered that the fee waiver and expense reimbursement agreement was amended effective at the close of business on July 31, 2019 and that the Investment Advisor continues to waive a portion of its fees and/or reimburse expenses to limit the overall operating expenses of the Fund. In light of the considerations above, the Board of Directors concluded that the Fund’s current expense structure, as well as the expense structure adjusted for the above changes, was satisfactory.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor’s profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors noted that the Investment Advisor is currently waiving its fee and/or reimbursing expenses of the Fund. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Advisor receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Advisor continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors considered the Fund’s asset size and determined that there were not at this time significant economies of scale that were not being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Advisor continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreement to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Advisory Agreement to fees paid, including the ranges of such fees, under the Investment Advisor’s other fund advisory agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Advisor provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule), the Fund has adopted and implemented a liquidity risk management program (the Program), effective June 1, 2019. The Liquidity Rule requires an open-end investment company to adopt a program that is reasonably designed to assess and manage its liquidity risk, which is the risk that an open-end fund investment company could not meet redemption requests without significant dilution of remaining investors’ interests in the open-end investment company. The Board has designated Cohen & Steers Capital Management, Inc. (the Investment Advisor) as the administrator of the Program. The Investment Advisor has delegated this responsibility to the Liquidity Risk Management Committee (the LRM Committee), which is comprised of representatives from various departments within the Investment Advisor. The Program includes policies and procedures reasonably designed to: (1) assess, manage, and periodically review the Fund’s liquidity risk; (2) classify the Fund’s portfolio investments as highly liquid, moderately liquid, less liquid, or illiquid; (3) determine a highly liquid investment minimum (HLIM) for the Fund or determine that one is not required; (4) limit the Fund’s illiquid investments to no more than 15% of its net assets; and (5) establish how and when the Fund will engage in in-kind redemptions.

The Board met on June 9, 2020 (the Meeting) to review the Program. At the Meeting, the LRM Committee provided the Board with a report that addressed the operation of the Program, including its implementation and effectiveness in assessing and managing the Fund’s liquidity risk (the Report). The Report covered the period from June 1, 2019 through March 31, 2020 (the Reporting Period).

The Report described the LRM Committee’s role in administering the Program, which complied with the Liquidity Rule requirements for assessing, managing and reviewing the Fund’s liquidity risk through the LRM Committee’s daily monitoring and quarterly analysis of liquidity parameters which include historical net redemption activity and consideration of the Fund’s shareholder ownership concentration, as applicable. The Report noted that the Fund’s investments are categorized into one of four liquidity buckets: highly liquid, moderately liquid, less liquid and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Fund’s reasonably anticipated trade size. The Investment Advisor has engaged a third-party vendor to assist with the classification of portfolio investments. The Report also described the LRM Committee’s determination that the Fund is a primarily highly liquid fund under the Liquidity Rule and is not required to set a HLIM.

The Report noted that there were no liquidity events during the Reporting Period that materially impacted the Fund’s ability to timely meet redemptions without significantly diluting remaining shareholders’ interests. The Report concluded that the Program is operating as intended, effective in implementing the requirements of the Liquidity Rule and reasonably designed to assess and manage the Fund’s liquidity risk.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

(FORMERLY COHEN & STEERS DIVIDEND VALUE FUND)

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

James Giallanza

Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Albert Laskaj

Treasurer

Stephen Murphy

Chief Compliance Officer and

Vice President

William F. Scapell

Vice President

Elaine Zaharis-Nikas

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

Nasdaq Symbol:	Class A—LPXAX
Class C—LPXCX
Class F—LPXFX
Class I—LPXIX
Class R—LPXRX
Class Z—LPXZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Low Duration Preferred and Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Cohen & Steers

Low Duration

Preferred and

Income Fund

Semiannual Report October 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at any time. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (866) 227-0757 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

LPXAXSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name:	Adam M. Derechin
Title:	Principal Executive Officer
(President and Chief Executive Officer)

Date: December 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name:	Adam M. Derechin
Title:	Principal Executive Officer
(President and Chief Executive Officer)

By:	/s/ James Giallanza
Name:	James Giallanza
Title:	Principal Financial Officer
(Chief Financial Officer)

Date: December 30, 2020